Exhibit 99.1

Quidel Contact:	Media and Investors Contact:
Quidel Corporation	Quidel Corporation
Randy Steward	Ruben Argueta
Chief Financial Officer	858.646.8023
858.552.7931	ruben.argueta@quidel.com

QUIDEL ANNOUNCES MODIFICATION OF REVENUE REPORTING CATEGORIES

SAN DIEGO, January 23, 2017 (MarketWired) - Quidel Corporation (NASDAQ: QDEL), a provider of rapid diagnostic testing solutions, cellular-based virology assays and molecular diagnostic systems, announced today that it will modify its presentation of the components of its major revenue categories.

During the fourth quarter of 2016, Quidel (the "company") modified its presentation of revenue to reflect how management strategically thinks about the business categories. In association with the change, the revenues of QuickVue® and Sofia® businesses will be reported within the company’s Immunoassay category, and the revenues of Solana®, AmpliVue® and Lyra® products will be reported in the company’s Molecular category. Quidel's Thyretain® and Diagnostic Hybrids, or DHI, revenues will be reported in the company's Virology category, and the Specialty Products Group, or SPG, businesses will be reported in the company's Specialty Products category.

"Our traditional reporting categories, such as Infectious Disease and Women's Health, for example, were historically useful, but this new approach we believe more accurately reflects how we think about the strategic components of the broader business, especially key pieces of the business, like our Immunoassay or Molecular product categories,” said Douglas Bryant, president and chief executive officer of Quidel Corporation.

The following tables provide a recast of the components of quarterly revenue for the periods ended March 31, 2014 through September 30, 2016 and for the fiscal years ended December 31, 2014 and 2015. This information will be presented in future filings on the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for applicable comparable periods.

	2016
(in thousands)	First Quarter	Second Quarter	Third Quarter	2016 YTD
Immunoassays	$32,503	$21,848	$30,573	$84,924
Molecular	2,108	2,236	2,469	6,813
Virology	10,840	9,861	9,354	30,055
Specialty products	2,408	3,258	2,721	8,387
Royalties, grants and other	2,462	1,930	4,224	8,616
	$50,321	$39,133	$49,341	$138,795

	2015
(in thousands)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
Immunoassays	$43,898	$19,475	$32,224	$34,751	$130,348
Molecular	1,232	1,397	1,232	1,563	5,424
Virology	12,418	10,301	9,662	11,366	43,747
Specialty products	2,373	2,078	2,246	2,304	9,001
Royalties, grants and other	1,780	1,953	1,448	2,428	7,609
	$61,701	$35,204	$46,812	$52,412	$196,129

	2014
(in thousands)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
Immunoassays	$30,233	$16,990	$24,395	$47,097	$118,715
Molecular	695	894	811	1,018	3,418
Virology	12,816	10,630	9,779	11,546	44,771
Specialty products	1,819	1,962	2,086	1,912	7,779
Royalties, grants and other	1,566	1,407	4,122	2,380	9,475
	$47,129	$31,883	$41,193	$63,953	$184,158

About Quidel Corporation

Quidel Corporation serves to enhance the health and well-being of people around the globe through the development of diagnostic solutions that can lead to improved patient outcomes and provide economic benefits to the healthcare system. Marketed under the Sofia®, QuickVue®, D3® Direct Detection and Thyretain® leading brand names, as well as under the new Solana®, AmpliVue® and Lyra® molecular diagnostic brands, Quidel's products aid in the detection and diagnosis of many critical diseases and conditions, including, among others, influenza, respiratory syncytial virus, Strep A, herpes, pregnancy, thyroid disease and fecal occult blood. Quidel's research and development engine is also developing a continuum of diagnostic solutions from advanced lateral-flow and direct fluorescent antibody to molecular diagnostic tests to further improve the quality of healthcare in physicians' offices and hospital and reference laboratories. For more information about Quidel's comprehensive product portfolio, visit quidel.com.

This press release contains forward-looking statements within the meaning of the federal securities laws that involve material risks, assumptions and uncertainties. Many possible events or factors could affect our future financial results and performance, such that our actual results and performance may differ materially from those that may be described or implied in the forward-looking statements. As such, no forward-looking statement can be guaranteed. Differences in actual results and performance may arise as a result of a number of factors including, without limitation, revenue estimates in this press release are preliminary and subject to change; fluctuations in our operating results resulting from seasonality, the timing of the onset, length and severity of cold and flu seasons, government and media attention focused on influenza and the related potential impact on humans from novel influenza viruses, adverse changes in competitive conditions in domestic and international markets, changes in sales levels as it relates to the absorption of our fixed costs, lower than anticipated market penetration of our products, the reimbursement system currently in place and future changes to that system, changes in economic conditions in our domestic and international markets, the quantity of our product in our distributors’ inventory or distribution channels, changes in the buying patterns of our distributors, and changes in the healthcare market and consolidation of our customer base; our development and protection of intellectual property; our development of new technologies, products and markets; our reliance on a limited number of key distributors; our reliance on sales of our influenza diagnostics tests; our ability to manage our growth strategy, including our ability to integrate companies or technologies we have acquired or may acquire; intellectual property risks, including but not limited to, infringement litigation; our debt service requirements; our inability to settle conversions of our convertible senior notes in cash; the effect on our operating results from the trigger of the conditional conversion feature of our convertible senior notes; our need for additional funds to finance our operating needs; volatility and disruption in the global capital and credit markets; acceptance of our products among physicians and other healthcare providers; competition with other providers of diagnostic products; adverse actions or delays in new product reviews or related to currently-marketed products by the U.S. Food and Drug Administration (the “FDA”); changes in government policies; compliance with other government regulations, such as safe working conditions, manufacturing practices, environmental protection, fire hazard and disposal of hazardous substances; third-party reimbursement policies; our ability to meet demand for our products; interruptions in our supply of raw materials; product defects; business risks not covered by insurance and exposure to other litigation claims; interruption to our computer systems; competition for and loss of management and key personnel; international risks, including but not limited to, compliance with product registration requirements, exposure to currency exchange fluctuations and foreign currency exchange risk sharing arrangements, longer payment cycles, lower selling prices and greater difficulty in collecting accounts receivable, reduced protection of intellectual property rights, political and economic instability, taxes, and diversion of lower priced international products into U.S. markets; our significant debt service requirements; the possibility that we may incur additional indebtedness; dilution resulting from future sales of our equity; volatility in our stock price; provisions in our charter documents, Delaware law and our convertible senior notes that might delay or impede stockholder actions with respect to business combinations or similar transactions; and our intention of not paying dividends. Forward-looking statements typically are identified by the use of terms such as “may,” “will,” “should,” “might,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “goal,” “project,” “strategy,” “future,” and similar words, although some forward-looking statements are expressed differently. The risks described in reports and registration statements that we file with the Securities and Exchange Commission (the “SEC”) from time to time should be carefully considered. You are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date of this press release. Except as required by law, we undertake no obligation to publicly release the results of any revision or update of these forward-looking statements, whether as a result of new information, future events or otherwise.